Investor Update

Second Quarter Fiscal Year 2017

Forward Looking Statements

Meta Financial Group, Inc.® (the "Company") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future," or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company's beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems® ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that loan production levels and other anticipated benefits related to the recent agreements signed with H&R Block and Jackson Hewitt may not be as much as anticipated, and that the Company may incur unanticipated or unknown risks, losses or liabilities in connection with such transactions; maintaining our executive management team; the strength of the United States economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a substantial portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's periodic filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Meta Financial Group

Company Overview

Prepaid division generates fee income with low-cost, long duration deposit base

Prepaid low-cost deposit base provides competitive advantage to obtain high quality credits and attractive terms for the **Retail Bank** and **Specialty Finance** divisions

In addition to funding high-quality commercial loans, the **Bank** provides loans to tax preparers and funding for interest-free refund advances to taxpayers, which generate significant fee income (rather than interest)

Tax services division offers interest-free refund advances and tax refund-transfer solutions and provides a new distribution channel for **prepaid** products and other services

NASDAQ Traded (CASH)	Market capitalization over $800 million (4/20/2017)
Growing Asset Base	5 year average asset CAGR of 25%
Disciplined Acquirer	Execute on strategic acquisitions that increase shareholder value (accretive, short earnback) Successfully integrated 4 acquisitions in the past 2.5 years
Analyst Coverage	Sandler O'Neill + Partners, Raymond James, Keefe, Bruyette & Woods, FBR & Co.

The Meta Ecosystem

Banking

Retail Banking

Regional community bank with 10 branch locations in Iowa and South Dakota

Growing, profitable operations

- Loan growth of 19-30% YoY each quarter, for over 4 years; increased 24% YoY from Q2FY16
- Core deposits (checking, savings, money market) has also seen double digit growth

Expect continued robust loan growth over the next 12 months

Specialty Finance

Higher yields than alternative investments

Premium Finance - Loans to commercial business to fund their property, casualty and liability insurance premiums

- Short duration, typically 9-10 month maturities
- Significant collateralization reduces credit risk
- Premium finance loans up 54% from Q2FY16

Student Loan Portfolio - Purchased $134 million seasoned, floating rate portfolio in Dec. 2016 with current yields over 5.00%

Healthcare Finance - Rate reset portfolio with recourse to high credit quality hospitals

METABANK

Payments

Prepaid/ATM/Other

A prepaid card industry leader with payments diversification

Continuing to grow "annuity-like" stream of fee income

New and growing relationships, driving growth with a strong pipeline

Emerging leader in "virtual cards" for electronic settlements

Sponsors approximately 65% of U.S. "white label" Automated Teller Machines (ATM)

45 patents with more than two dozen pending

Tax Services

Provide tax refund-transfer (RTs) solutions, interest free refund advance loans, electronic return originator (ERO) loans

Provided underwriting on approximately 80% of total refund advance loans for the 2017 Tax Season

Successful integration of EPS and SCS in 2017 Tax Season

Meta Financial Group

Financial Highlights

Quarterly Earnings	Quarterly net income of $32.1MM[1] Diluted EPS of $3.42 ROAA of 2.91% and ROAE of 32.86%
Net Interest Income (NII)	Quarterly NII of $24.0MM, increase of 20% over Q2FY16
Non-interest Income	Tax product fee income increased $42.5MM, or 202% over Q2FY16 Card fee income increased $8.0MM, or 43% over Q2FY16 Fee based income represented 79% of total revenue
Average Assets	Grew to $4.41 billion, increase of 43% over Q2FY16
Loan Growth and Credit Quality	Excluding refund advances, loan receivables increased $355.0MM, 46% YoY Excluding purchased student loans, loan receivables increased 29%, YoY NPAs 0.12% of total assets at quarter end
Cost of Funds	Overall cost of funds averaged 0.39% during Q2FY17, even with significant seasonal wholesale deposits Average non-interest bearing deposits increased by 13%, YoY, even with delayed tax filings and IRS delays in processing consumer refunds

[1]Q2FY17 pre-tax results included $7.1MM in amortization of intangible assets ($5.2MM nonrecurring in FY17), $2.3MM in non-cash stock-related compensation associated with employment agreements for three executive officers, $2.1MM in excess funding expenses related to the tax season, $0.8MM in expenses related to due diligence efforts, including legal expenses, for a potential acquisition opportunity which the Company is no longer pursuing, $0.1MM of additional expenses related to the acquisitions closed in Q1FY17 and $0.1MM in securities losses.

Tax Season Review

Tax product revenue was $63.6MM in Q2FY17, an increase of 202% compared to Q2FY16

- Increase driven by growth in refund advance fee income and refund transfer fee income

Tax product expenses grew at a much slower rate, increasing 62% compared to Q2FY16

Effectively and efficiently integrated EPS and SCS into our business model

- Continuing to explore further ways to build on our already successful tax divisions through efficiencies, new products and growth in existing products
- Well-positioned to originate significantly more volume in the future

Expect increased seasonality of the Company's revenue due to the addition of and expected growth of EPS, SCS and tax-related agreements

- Generate the vast majority of revenues in March quarter with some additional revenues spilling into the June quarter
- Expect a slightly higher percentage of RT-related income to move into the FY17 June quarter because of later consumer tax filings and IRS delays
- Most expenses spread throughout the year with some additional elevated expenses in the December and March quarters

What is a Refund Advance Loan?
A refund advance loan is a no interest, no fee loan, to the taxpayer, that provides taxpayers quicker access to a portion of their pending tax refund.

What is a Refund Transfer?
A Refund Transfer (RT) is a low-cost product where taxpayers can have their tax preparation fees deducted directly from their pending tax refund.

Net Interest Income ($MM)


Net Interest Income and NIM
$23.97
3.22%
3.27%
3.09%
2.90%
2.91%
$19.94
$19.92
$19.89
$19.83
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

Second Quarter Highlights

Net interest income increased 20%, while net interest margin (NIM) decreased 31 bps compared to fiscal second quarter 2016

- Issuance of subordinated debt (11 bps)
- Depressed by interest-free refund advance tax loans that generate fee income but no interest income
- Seasonal wholesale deposits utilized during tax season to match funding commitments generated higher than typical cash balances and higher cost liabilities, pressuring NIM
- Lower NIM partially offset by student loan portfolio purchase in first fiscal quarter

Growth Opportunities

Opportunity for NIM expansion in current and higher rate environment

- Floating rate student loan portfolio as well as securities purchased during the March quarter and growth in premium finance loan portfolio provides opportunity for higher NIM in an up-rate environment
- Cash flow reinvestment opportunity also promotes NIM expansion in an up-rate environment
- New deposits from MPS deployed at higher rates in up-rate environment

Fiscal third quarter NIM will be normalized at higher levels as there will be no lingering, temporary tax season effects

Net Interest Margin Breakout[1]

	Quarter Average March 31, 2017 Impact on NIM
Net Interest Income/NIM as reported	2.91%
Zero Interest Tax loans	13 - 14 bps
Excess Cash	13 - 14 bps
Borrowings Adjustment	12 - 13 bps
Normalized NIM	3.29% - 3.32%

- Borrowings adjustment removes wholesale deposit costs and replaces with FHLB overnight borrowing costs as well as removing borrowing expense if cash balances were available
- The Company estimates the student loan portfolio purchased in December 2016 aided the current quarter's NIM by approximately 22 basis points, based on an opportunity cost analysis over typical investment security purchases

[1]The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company's operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies.

Net Interest Drivers ($MM)

Fiscal Quarter Average

Total Investments and Yield



$2,020
$2,004
$2,039
$2,067
$2,358
2.99%
2.95%
2.93%
2.92%
3.24%
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

Total Loans and Yield



4.48%
4.44%
4.52%
4.41%
4.37%
4.56%
3.98%
$774
$768
$826
$906
$970
$1,137
$1,302
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Represents total loans and yield excluding taxpayer refund advances

Interest Bearing Liabilities and Total Cost of Funds



$504
$615
$841
$1,005
$1,403
0.10%
0.13%
0.26%
0.36%
0.39%
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

Second Quarter Highlights

Excluding taxpayer refund advances, total loan yield for Q2FY17 is 4.56%

Investment and loan yields well-positioned to increase with rising rate environment

- Mortgage-backed securities portfolio yields expected to increase with only nominal extension if rates rise
- Increased duration flexibility provides opportunity for increased yields in the securities portfolio

Cost of funds for all deposits and borrowings averaged 0.39%; increase caused by temporary wholesale deposits for tax season funding and subordinated debt

Low cost of funds continues to be driven by non-interest bearing deposits generated by MPS

Earning Asset Mix ($MM)


Interest Earning Assets
Fiscal Quarter Average
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
$2,864
$2,852
$3,000
$3,223
$3,962
Tax-Exempt Investment Securities
Mortgage-Backed Securities
Loans
Cash and Other Securities

38% *Earning Asset Growth Q2-16 to Q2-17*

Continue to improve earning asset mix

- Asset diversification with higher yields
- Continued robust loan growth in retail bank and premium finance portfolios

Loan Portfolio ($MM)

Second Quarter Highlights

Total loans receivable, excluding student loan portfolio purchase and refund advances, increased 29%, YoY

YoY loan growth driven by increases in Commercial, Premium Finance and Consumer

- Retail Bank loan growth 24%, YoY
- Premium finance loan growth 54%, YoY

Consumer loan growth driven by purchase of student loan portfolio in December 2016

Allowance for loan losses (ALL) was $14.6MM, or 1.3% of total loans at March 31, 2017

- Reserves still in place for some refund advances
- Normalized ALL (excl. Tax Services) is $6.4MM, or 0.6% of total loans at March 31, 2017
- While classified loans increased in Q2FY17, primarily related to a few Ag. loans, the Company does not believe risk of loss has increased, as the Company is well collateralized
- Loan loss provision of $7.9MM related to refund advance loans and $0.8MM related to rest of loan portfolio



Loan Receivable Composition
$785
$861
$926
$1,115
$1,152
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Period Ending
Residential
Commercial
Agricultural
Consumer
Premium Finance

Balance Sheet Overview ($MM)



Total Assets
$3,078
$3,068
$3,235
$3,491
$4,414
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Fiscal Quarter Average



Total Liabilities
Fiscal Quarter Average
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
$2,777
$2,749
$2,900
$3,139
$4,022
Non-interest bearing deposits
Interest bearing deposits
Wholesale deposits
Borrowings
Subordinated debt
Other liabilities

Second Quarter Highlights

Average assets for Q2FY17 grew 43% compared to the same period in fiscal 2016

Very strong asset quality

- Non-performing assets (NPAs) at March 31, 2017 were $5.0 million, representing 0.12% of total assets, small fraction of bank industry averages[1]
- No NPAs within the Payments segment
- Continue investment strategy to purchase high-quality investments at attractive relative rates as opportunities arise

Average deposits for Q2FY17 increased 54% and average non-interest bearing deposits increased 13% compared to the same period in fiscal 2016 even with tax refund delays from the IRS in 2017

- Long-term deposit growth rates are expected to remain strong
- Stable, low-cost, long duration funding advantage with non-interest bearing deposits is expected to remain in a rising rate environment
- Temporary wholesale deposit programs utilized to support tax-related lending commitments increased average deposits and cash balances

[1]Meta NPA/Assets as of 3/31/2017 is one-seventh of industry averages, all other bank NPA/Assets as reported in FDIC SDI report at 12/31/2016, total of 5,913 institutions included in reporting group (All Institutions – National)

Regulatory Capital



Regulatory Capital Ratios[1]
6.44%
8.20%
14.14%
18.95%
14.68%
18.95%
19.46%
19.76%
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions
Tier 1 Leverage
Common Equity Tier 1
Tier 1 Risk-Based
Total Risk-Based
Period Ending
Meta Financial Group, Inc.
MetaBank

[1]Regulatory ratios are estimated

Goal: maintain strong capital ratios

- Exceed all required capital ratios
- MetaBank 6-Month Average Tier 1 Leverage > 8.0% at 9.11%
- MetaBank 6-Month Average Total Risk-Based Capital >13.0% at 20.10%

Prudent capital management, flexibility to source future needs

- June 2016 assigned an A- for the Bank's senior unsecured debt and deposits by Kroll Bond Rating Agency (KBRA)
- June 2016 assigned a BBB+ for the Company's senior unsecured debt by KBRA
- August 2016 issued $75 million of Subordinated Debt

Competitive Landscape

Early adopter of sophisticated compliance systems

Investments in program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- These prior investments allow more focus on growing current business and new development opportunities, with expected improving efficiencies

High competitive barriers to enter prepaid and tax industries = wide “moat”

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Contract design
- Durbin-related disadvantages for banks over $10 billion in assets

Interest Rate Risk Management

Interest rate sensitivity (what management believes)

Static interest rate risk results do not accurately reflect Meta's true interest rate sensitivity due to our unique and historically predictable deposit base

- Utilizing quarterly average balances for deposits, cash, and borrowings provides a more accurate view of the Company's IRR position
- MPS-related, non-interest bearing deposit value will be unlocked as interest rates rise
- Significant expected non-interest deposit growth also gives more net income upside that is not reflected in IRR analysis
- Substantially increased value of non-interest bearing deposits with a long average life, despite "brokered deposit" categorization

Positively leveraged for higher rate environment

- Low deposit beta

Other Comprehensive Income volatile relative to peers

- We believe GAAP understates balance sheet true value, particularly low-cost deposits
- Meta mark-to-market ~50% of assets available for sale (securities) vs. typical "peer" at ~15-20%

Industry Recognition

#1 Top Growth Bank (May 2016)
Named Top Community Bank (Aug 2016)

Top 40 of ACH originators in 2016 (April 2017)
Top 30 of ACH receivers in 2016 (April 2017)

EPS Financial Business of the Year 2016 (25-100 Employees)

One of the **top performing** mid-size banks in 2015 (May 2016)

MetaBank named one of "7 To Watch in '17"

Second largest prepaid card issuer in the U.S. ranked by purchase volume (2015)

Sioux Empire United Way

Business of the Year, 500+ Employees (February 2017)

AFS/IBEX has been an Advantage Partner for IIAT since **2015**

Appendix

Meta Financial Group

Income Statement

(dollars in thousands)	Q2 March 2016	Q3 June 2016	Q4 Sept. 2016	Q1 Dec. 2016	Q2 March 2017	Percent Change Q2-17 vs. Q2-16
	Three Months Ended					
Net Interest Income	19,938	19,919	19,893	19,833	23,966	20%
Card Fee Income	18,579	18,779	17,920	18,414	26,547	43%
Tax Product Fee Income	21,071	3,431	285	625	63,606	202%
Other Income	1,251	1,597	1,023	310	2,017	61%
Total Revenue	**$ 60,839**	**$ 43,726**	**$ 39,122**	**$ 39,182**	**$ 116,136**	**91%**
Provision for Loan Loss	1,173	2,098	548	843	8,649	637%
Compensation and Benefits	17,110	15,375	14,536	17,850	26,766	56%
Card Processing Expense	6,017	5,606	5,405	5,579	7,043	17%
Tax Product Expense	8,238	360	32	78	13,318	62%
All Other Expense	10,425	10,286	11,250	13,246	19,819	90%
Total Expense	**$ 42,963**	**$ 33,725**	**$ 31,771**	**$ 37,596**	**$ 75,595**	**76%**
Net Income Before Taxes	**$ 17,876**	**$ 10,001**	**$ 7,350**	**$ 1,586**	**$ 40,541**	**127%**
Income Tax Expense	3,593	1,128	1,344	342	8,399	134%
Net Income	**$ 14,283**	**$ 8,873**	**$ 6,006**	**$ 1,244**	**$ 32,142**	**125%**

Average Balance Sheet

(dollars in thousands)	Fiscal Quarter Average Q2 March 2016	Q3 June 2016	Q4 Sept. 2016	Q1 Dec. 2016	Q2 March 2017	Percent Change Q2-17 vs. Q2-16
Cash and Cash Equivalents	88,331	23,154	50,976	195,004	404,688	358 %
Investments and MBS	2,036,633	2,026,849	2,075,599	2,084,101	2,349,016	15 %
Net Loans	767,166	818,922	900,199	963,984	1,291,199	68 %
Other Assets	186,326	198,870	208,202	247,933	368,816	98 %
Assets	**$ 3,078,455**	**$ 3,067,795**	**$ 3,234,976**	**$ 3,491,022**	**$ 4,413,719**	**43 %**
Retail Bank Deposits	211,778	224,161	278,965	307,207	284,848	35 %
MPS Deposits	2,224,440	2,080,924	1,973,951	2,016,166	2,477,010	11 %
Wholesale Deposits	—	—	—	357,224	986,676	N/A
Other Liabilities	340,784	443,485	647,518	458,337	273,919	(20)%
Shareholder's Equity	301,454	319,226	334,543	352,088	391,266	30 %
Liabilities and Equity	**$ 3,078,455**	**$ 3,067,795**	**$ 3,234,976**	**$ 3,491,022**	**$ 4,413,719**	**43 %**